UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

CSRA INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37494	47-4310550
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive		22042
Falls Church, Virginia		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 642-2000

Not-applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On January 8, 2016, CSRA Inc. announced that William J. Haynes II had been appointed as Executive Vice President, General Counsel and Secretary. A copy of the press release announcing his appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release, dated January 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

CSRA INC.

Date:	January 8, 2016	By:	/s/ Lawrence B. Prior, III
Lawrence B. Prior, III
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated January 8, 2016